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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                              -------------------

                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 of 15(d) of the

                        Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported)  December 31, 1997

              GRUBB & ELLIS REALTY INCOME TRUST, LIQUIDATING TRUST
              ----------------------------------------------------
               (Exact name of registrant as specified in charter)

         California                     0-13647                   94-2960376
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State of other jurisdiction           (Commission               (IRS Employer
      of incorporation)               File Number)            Identification No.

433 California Street, Suite 610
San Francisco, California                                            94104
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(Address of Principal executive office)

Company's telephone number, including area code                 (415) 391-9800



--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)


                                                              Total pages: 4
                                                              Exhibit Index: p.3




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ITEM 5.   OTHER EVENTS

Pursuant to Section 5.10 of the Liquidating Agreement, an interim report to unit holders was mailed on December 31, 1997, which reported information incorporated herein by reference to Exhibit 28.1 of this Report.

A final liquidating distribution of $.025 per unit was sent to unit holders along with the above referenced report. This distribution completes the distribution of all of the remaining assets of the Trust and thus terminates the Trust effective December 31, 1997.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

(c)       EXHIBITS

28.1 Grubb and Ellis Realty Income Trust, Liquidating Trust Report to unit holders mailed December 31, 1997






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              GRUBB & ELLIS REALTY INCOME TRUST, LIQUIDATING TRUST


                                    Form 8-K

                                 Exhibit Index


Exhibit                                                                 Page
-------                                                                 ----
  28.1     Grubb & Ellis Realty Income Trust Liquidating Trust            3
           Report to Unit holders mailed December 31, 1997.



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                                   SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant had duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                 GRUBB & ELLIS REALTY INCOME
                                                     TRUST LIQUIDATING TRUST

Date: January 12, 1998

                                                BY:  /s/ HAROLD A. ELLIS, JR.
                                                   ----------------------------
                                                   Harold A. Ellis, Jr.
                                                   Managing Partner
                                                   Ellis Partners, Inc.
                                                   Liquidating Agent



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